exhibit 10.5

THIRD AMENDMENT

TO

TERM LOAN AND GUARANTY AGREEMENT

This Third Amendment to Term Loan and Guaranty Agreement (this “Amendment”) is entered into as of October 18, 2019, by and among REV GROUP, INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower, as Guarantor Subsidiaries, the Lenders (as defined in Section 1.1 of the Term Loan Agreement (as defined below)) party hereto, ALLY BANK (“Ally”), as Administrative Agent (together with its permitted successors and assigns in such capacity, the “Administrative Agent”) and as Collateral Agent (together with its permitted successors and assigns in such capacity, the “Collateral Agent”).

BACKGROUND

The Borrower, the Guarantor Subsidiaries, the Administrative Agent, the Collateral Agent and the Lenders are parties to a Term Loan and Guaranty Agreement, dated as of April 25, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”) pursuant to which the Lenders provided the Borrower with certain financial accommodations.

The Borrower has requested that the Lenders amend the Term Loan Agreement, all on the terms hereafter set forth, and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Borrower under the Term Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1.Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings given to them in the Term Loan Agreement.

2.Amendment.  The table appearing in Section 6.8 of the Term Loan Agreement is hereby amended to read in its entirety as set forth below:

Four-Fiscal Quarter Period Ending on or about	Secured Leverage Ratio
October 31, 2019	4.00 to 1.00
January 31, 2020	4.00 to 1.00
April 30, 2020	4.00 to 1.00
July 31, 2020	3.75 to 1.00
October 31, 2020	3.75 to 1.00
January 31, 2021	3.75 to 1.00
April 30, 2021	3.75 to 1.00

Four-Fiscal Quarter Period Ending on or about	Secured Leverage Ratio
July 31, 2021 and the last day of each Fiscal Quarter ending thereafter	3.50 to 1.00

3.Waiver of 2019 Excess Cash Flow Payment.  Notwithstanding anything to the contrary in Sections 2.13 or 2.14 of the Credit Agreement, each Lender affirmatively electing to do so on its signature page to this Amendment, irrevocably waives its right to receive 100% of its pro rata share of the mandatory prepayment required by Section 2.13(a) of the Credit Agreement for the Fiscal Year ending on or about October 31, 2019 (such payment, the “2019 ECF Payment”, and any such waived amounts, the “Declined 2019 ECF Proceeds”). Each Lender that does not sign this Amendment or who signs this Amendment but does not affirmatively elect to waive its right to receive 100% of its pro rata share of the 2019 ECF Payment on its signature page to this Amendment, will be deemed to have elected to receive 100% of its pro rata share of the 2019 ECF Payment (subject to such Lender’s right to waive the right to receive such payment at a later date as contemplated by Section 2.14(d) of the Credit Agreement). All Declined 2019 ECF Proceeds shall be retained by the Borrower, but shall not constitute “Declined Proceeds” or otherwise increase the Cumulative Credit for any purpose under the Credit Agreement.

4.Conditions of Effectiveness. This Amendment shall become effective (the “Third Amendment Effective Date”) upon the Administrative Agent’s receipt of a copy of this Amendment, executed by the Borrower, the Guarantor Subsidiaries, the Agents and the Requisite Lenders.

5.Amendment Fees.

(a)The Borrower hereby covenants and agrees that, so long as the Third Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by the later to occur of (x) the close of business on the Third Amendment Effective Date or (y) 3:00 p.m. (New York time) on October 18, 2019 (such later date, the “Outside Date”), a non-refundable cash fee in an amount equal to 5 basis points (0.05%) of the outstanding principal amount of Term Loans of such Lender, in each case as same is in effect on the Third Amendment Effective Date, which fees shall be paid by the Borrower to the Administrative Agent for distribution to the applicable Lenders not later than the first Business Day following the Outside Date.

(b)The Borrower hereby covenants and agrees that, so long as the Third Amendment Effective Date occurs, it shall pay to each Lender which affirmatively elects to waive its right to receive 100% of its pro rata share of the 2019 ECF Payment in accordance with Section 3 of this Amendment on or prior to the Outside Date, a non-refundable cash fee in an amount equal to 10 basis points (0.10%) of the outstanding principal amount of Term Loans of such Lender, in each case as same is in effect on the Third Amendment Effective Date, which fees shall be paid by the Borrower to the Administrative Agent for distribution to the applicable Lenders not later than the first Business Day following the Outside Date.

6.Representations and Warranties.  The Borrower and each Guarantor Subsidiary represents and warrants as follows:

(a)This Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor Subsidiary. This Amendment and the Term Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and each Guarantor Subsidiary and are enforceable against the Borrower and each Guarantor Subsidiary in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or general principles of equity.

(b)Upon the effectiveness of this Amendment, the Borrower and each Guarantor Subsidiary hereby reaffirms all covenants made in the Term Loan Agreement as amended hereby and agrees that, after giving effect to this Amendment, all representations and warranties (except for those representations and warranties specifically made as of a prior date) shall be true and correct in all material respects (or in all respects with respect to any representation or warranty which by its terms is limited as to materiality, in each case, after giving effect to such qualification) on and as of the date hereof.

(c)Both immediately before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

7.Effect on the Term Loan Agreement.

(a)Upon the effectiveness of this Amendment, each reference in the Term Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Term Loan Agreement as amended hereby.  This Amendment shall be a Credit Document for all purposes under the Term Loan Agreement.

(b)Except as specifically amended herein, the Term Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith as in effect immediately prior to the effectiveness of this Amendment, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agents or Lenders, nor constitute a waiver of any provision of the Term Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

8.Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

9.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10.Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

11.Severability.  In case of one or more of the provisions contained in this Amendment shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

[Remainder of page left intentionally blank. Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

REV GROUP, INC., as Borrower

By:_/s/ Dean J. Nolden_______________________

Name: Dean J. Nolden

Title: Chief Financial Officer & Treasurer

Signature Page to Third Amendment – REV Term Loan

AVERY TRANSPORT INC.
CAPACITY OF TEXAS, INC.

CHAMPION BUS, INC.

COLLINS BUS CORPORATION

COLLINS I HOLDING CORP.

COLLINS INDUSTRIES, INC.

COMPRESSED AIR SYSTEMS, INC.

Revability, Inc.

ELDORADO NATIONAL (CALIFORNIA), INC.

ELDORADO NATIONAL (KANSAS), INC.

E-ONE, INC.

FERRARA FIRE APPARATUS, INC.

FERRARA FIRE APPARATUS HOLDING COMPANY, INC.

FFA ACQUISITION COMPANY, INC.

FFA HOLDCO, INC.

GENERAL COACH AMERICA, INC.

GOLDSHIELD FIBERGLASS, INC.

GOSHEN COACH INC.

HALCORE GROUP, INC.

HORTON ENTERPRISES, INC.

KME GLOBAL, LLC

KME HOLDINGS, LLC

KME RE HOLDINGS, LLC

KOVATCH MOBILE EQUIPMENT CORP.

LANCE CAMPER MFG. CORP.
MOBILE PRODUCTS, INC.

REV AMBULANCE GROUP ORLANDO, INC.

REV FINANCIAL SERVICES LLC

REV INSURANCE SOLUTIONS LLC

REV PARTS, LLC

REV RECREATION GROUP, INC.

REV RECREATION GROUP FUNDING, INC.

REV RENEGADE LLC

REV RENEGADE HOLDINGS CORP.

REV RTC, INC.,

as Guarantor Subsidiaries

By:__/s/ Dean J. Nolden___________________________

Name: Dean J. Nolden

Title: Chief Financial Officer & Treasurer

Signature Page to Third Amendment – REV Term Loan

ALLY BANK,

as Administrative Agent, Collateral Agent and a Lender

By: :_/s/ Joseph Skaferowsky_____________

Name: Joseph Skaferowsky

Title:   Authorized Signatory

Select one of the following:

__X__   In accordance with Section 3 of this Amendment, Ally Bank hereby elects to irrevocably waive its right to receive 100% of its pro rata share of the 2019 ECF Payment.

or

_____   In accordance with Section 3 of this Amendment, Ally Bank hereby elects to receive 100% of its pro rata share of the 2019 ECF Payment.

ALLY BANK,

as a Lender

By: :_/s/ Joseph Skaferowsky_____________

Name: Joseph Skaferowsky
Title:   Authorized Signatory

Signature Page to Third Amendment – REV Term Loan

ing cAPITAL LLC, as a Lender

By:_/s/ Marilyn Densel-Fulton ___________

Name: Marilyn Densel-Fulton

Title:  Managing Director

By:_/s/ Michael Kim___________________

Name: Naresh Purohit

Title:  Director

Select one of the following:

_____   In accordance with Section 3 of this Amendment, ing cAPITAL LLC hereby elects to irrevocably waive its right to receive 100% of its pro rata share of the 2019 ECF Payment.

or

__X_   In accordance with Section 3 of this Amendment, ing cAPITAL LLC hereby elects to receive 100% of its pro rata share of the 2019 ECF Payment.

ing cAPITAL LLC, as a Lender

By:_/s/ Marilyn Densel-Fulton ___________

Name: Marilyn Densel-Fulton

Title:  Managing Director

By:_/s/ Michael Kim___________________

Name: Naresh Purohit

Title:  Director

Signature Page to Third Amendment – REV Term Loan

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:_/s/ Glenn Autorino ___________________

Name:Glenn Autorino

Title:Managing Director

Select one of the following:

__X_   In accordance with Section 3 of this Amendment, SUMITOMO MITSUI BANKING CORPORATION hereby elects to irrevocably waive its right to receive 100% of its pro rata share of the 2019 ECF Payment.

or

_____   In accordance with Section 3 of this Amendment, SUMITOMO MITSUI BANKING CORPORATION hereby elects to receive 100% of its pro rata share of the 2019 ECF Payment.

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:_/s/ Glenn Autorino ___________________

Name:Glenn Autorino

Title:Managing Director

Signature Page to Third Amendment – REV Term Loan

WEBSTER BUSINESS CREDIT CORPORATION, as a Lender

By:__/s/ Arthur Kim ____________________

Name: Arthur Kim

Title:  Duly Authorized Signatory

Select one of the following:

__X__   In accordance with Section 3 of this Amendment, WEBSTER BUSINESS CREDIT CORPORATION hereby elects to irrevocably waive its right to receive 100% of its pro rata share of the 2019 ECF Payment.

or

_____   In accordance with Section 3 of this Amendment, WEBSTER BUSINESS CREDIT CORPORATION hereby elects to receive 100% of its pro rata share of the 2019 ECF Payment.

WEBSTER BUSINESS CREDIT CORPORATION, as a Lender

By:__/s/ Arthur Kim ____________________

Name: Arthur Kim

Title:  Duly Authorized Signatory

Signature Page to Third Amendment – REV Term Loan

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:__/s/ Thomas P. Chidester _______________

Name: Thomas P. Chidester

Title:  Vice President

Select one of the following:

__X__   In accordance with Section 3 of this Amendment, U.S. BANK NATIONAL ASSOCIATION hereby elects to irrevocably waive its right to receive 100% of its pro rata share of the 2019 ECF Payment.

or

_____   In accordance with Section 3 of this Amendment, U.S. BANK NATIONAL ASSOCIATION hereby elects to receive 100% of its pro rata share of the 2019 ECF Payment.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:__/s/ Thomas P. Chidester _______________

Name: Thomas P. Chidester

Title:  Vice President

Signature Page to Third Amendment – REV Term Loan

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:_/s/ David Miller______________________

Name:David Miller

Title:Vice President

Select one of the following:

__X__   In accordance with Section 3 of this Amendment, BRANCH BANKING AND TRUST COMPANY hereby elects to irrevocably waive its right to receive 100% of its pro rata share of the 2019 ECF Payment.

or

_____   In accordance with Section 3 of this Amendment, BRANCH BANKING AND TRUST COMPANY hereby elects to receive 100% of its pro rata share of the 2019 ECF Payment.

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:_/s/ David Miller______________________

Name:David Miller

Title:Vice President

Signature Page to Third Amendment – REV Term Loan